                                                                   EXHIBIT 10.10


                         LAW OFFICES OF TERRY W. COZBY
                                   Suite 300
                            8344 East R. L Thornton
                              Dallas, Texas 75228
                                 (214) 328-4101

                                August 25, 1992

Tyson Foods, Inc.
113 Range Drive
Garland, TX 75040

ATTENTION:        Mr. Mike Myers

    IN RE:        Lease Arrangement
                  210-214 Range Drive
                  Garland, Texas

Dear Mr. Myers:

     Pursuant to our telephone conversation of last week, I provide you with this proposed letter agreement as to the above-referenced property.

     Whereas, Tyson Foods,, Inc. (Tyson) is currently leasing on a month-to-month basis the 210 Range Drive building from Cope Properties (Cope) Pursuant to a lease agreement between the parties dated May 21, 1992, and, the parties being desirous of consummating a purchase/sale of the building and property municipally known as 210 and 214 Range Drive, the parties agree to the following amended lease terms:

     1. Tyson agrees to additionally lease 214A/B Range Drive at a rental rate of $900 per month on a month-to-month basis on the same terms and conditions as the existing lease on 210 Range;

     2. It is further agreed that if a sale is consummated and closed on or before October 30, 1992, then Tyson shall receive a credit towards the purchase price in the amount of the rent paid by Tyson to Cope for the month of September ($1,800) and the month of October ($1,800), 1992;

     3. In the event the purchase/sale of 210-214 Range property is not closed on or before October 30, 1992, Tyson shall not be entitled to any credit towards the purchase of the subject buildings as outlined in paragraph 2.

     If this accurately reflects our agreement, please sign and return one of the originals to me at your first opportunity.

     Please call immediately if changes need to be made to this letter agreement.



/s/                                  /s/ Terry W. Cozby
-------------------------------      ---------------------------------------
TYSON FOOD, INC.                     COPE PROPERTIES by authorized
                                     partner, TERRY W. COZBY

Plant Manager
-------------------------------
Title


TWC/bp
Enclosures

          [LETTERHEAD OF LAW OFFICES OF TERRY W. COZBY APPEARS HERE]


Tyson Foods, Inc.
113 Range Drive
Garland, TX  75040

ATTENTION:    Mr. Mike Myers

    IN RE:    Lease Arrangement
              210-214 Range Drive
              Garland, Texas

Dear Mr. Myers:

          Pursuant to our recent telephone conversation, I provide you with this proposed letter agreement as to the above-referenced property.

          Whereas, Tyson Foods, Inc., (Tyson) is currently leasing on a month-to-month basis the property/buildings municipally known as 210 & 214 Range Drive from Cope Properties (Cope) pursuant to a lease agreement between the parties dated 5/21/92, and a subsequent letter agreement dated 8/25/92, and, the parties being desirous of extending the lease tenancy, the parties agree to the following amended lease terms:

          1. Tyson agrees to lease the subject premises for a term of twenty-four (24) months for the sum of $2,070. per month beginning on July 1, 1995, and a like sum the 1st day of each mouth thereafter through and including June 1, 1997.

          2. The terms and conditions of the existing lease shall remain the same with the exception it is agreed that if a purchase/sale is consummated between the parties during the lease term, the balance of lease term obligation shall cease.

          If this accurately reflects our agreement, please sign and return one of the originals to me in the enclosed self-addressed envelope.

          Please call if there are any questions or comments regarding this letter agreement.


/s/                                  /s/ Terry W. Cozby
-------------------------------      ---------------------------------------
TYSON FOOD, INC.                     COPE PROPERTIES by authorized
                                     partner, TERRY W. COZBY

EVP Finance
-------------------------------
Title


TWC/bp
Enclosures

                         LAW OFFICES OF TERRY W. COZBY
                                   Suite 300
                            8344 East R. L. Thornton
                              Dallas, Texas 75228
                                 (214) 328-4101


                                  May 18, 1992

Tyson Foods, Inc.
P. O. Box 462368
Garland TX 75046

ATTENTION:      Mr. John Yingling

    IN RE:      Lease Agreement
                210 Range Drive

Dear John:

          Per our conversation of last week, enclosed please find Lease Agreement which provides for the month-to-month tenancy and no security deposit. Also, enclosed please find the key to the building.

          If the terms of the Lease conforms with our agreement, please sign and return one of the duplicate originals, together with, the initial month's rent of $900 payable to Cope Properties.

          Should Cope not be able to effective a sale of the property to Tyson, please be reminded that either Landlord or Tenant must give the other party at least thirty (30) days advance written notice of intent to terminate the lease arrangement.

          Please contact me if there are any questions or comments at this time.


                              Very truly yours,

                              /s/ Terry W. Cozby
                              TERRY W. COZBY

TWC/bp

Enclosures:  duplicate originals of the Lease Agreement
             building key
             self-addressed stamped envelope

STATE OF TEXAS    )
                  )
COUNTY OF DALLAS  )


                                LEASE AGREEMENT
                                ---------------


          THIS LEASE AGREEMENT made and entered into by and between Cope Properties, hereinafter referred to as "Landlord" and TYSON FOODS, INC., hereinafter referred to as "Tenant".

                                  WITNESSETH:

          Landlord hereby leases to Tenant and Tenant hereby takes from Landlord the following described premises (hereinafter referred to as the "demised premises") situated within the County of Dallas, State of Texas:


              Approximately 4,000 square foot building, together with parking area directly in front and rear of building. Property municipally known as 210 Range Drive, Garland, Texas.

         TO HAVE AND TO HOLD the same on a month-to-month basis beginning on June 1, 1992, upon the following terms and conditions: Tenant agrees to pay Landlord at P. O. Box 8743, Horseshoe Bay, Texas 78654-9205, or at such other place as the Landlord shall designate from time to time in writing, as rent for the leased premises, the sum of:


         The sum of $900.00 on June 1, 1992, and a like sum the 1st day of each month thereafter until this lease is terminated by either party upon thirty(30) days advance notice.

                 1.  LATE PAYMENT PENALTY:

         A. Tenant shall pay a late charge of $50.00 in the event the monthly payment is not received by the Landlord on or before the day of each
                                                 ----------------------------
         month the rent is due during the term of this lease.
         ---------------------

         B.   Landlord has waived the security deposit requirement.

                              PAGE 1 of 13 PAGES

The security deposit is not an advance payment of rental or the full measure of liquidated damages in case of default by Tenant. Upon the occurrence of any event of default, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use the security deposit to the extent necessary to make good any arrears of rent and any other damage, injury, expense or liability caused to Landlord by such event of default. Following any such application of the security deposit, Tenant shall pay to Landlord, on demand, the amount so applied in order to restore the security deposit to its original amount. If Tenant is not in default, hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant upon expiration or termination of this lease.

     2. ACCEPTANCE OF PREMISES: Tenant acknowledges that it has fully inspected the demised premises and accepts the demised premises, and any buildings and improvements situated thereon, as suitable for the purposes for which the same are leased in their present condition, except

                                    "AS IS"

(If this lease provides for a building to be constructed for Tenant, refer to Exhibit B attached to this lease. In such case this paragraph 2 shall become inapplicable, and Exhibit B shall be incorporated into and become a part of this lease when physically attached hereto.)

     3. USE OF PREMISES: The demised premises shall be used and occupied only for the purpose of any lawful activity associated with the TYSON FOODS operation and not otherwise. Tenant shall at its own expense obtain any and all governmental licenses and permits necessary for such use.

     4. COMPLIANCE WITH LAW: Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the demised premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with the demised premises, all at Tenant's sole expense.

                                  Provision 5.

     5.   REAL ESTATE TAXES:  A, B, and C DELETED

     A. Tenant shall pay as additional rental upon receipt of statement his pro rata share of any increase in real estate taxes on the property of which the demised premises form a part. The base year shall be _____________________.

     B. In the event the real estate taxes levied against the demised premises for the real estate tax year in which the lease term commences are increased as a result of any alterations, additions or improvements made by Tenant or by Landlord at the request of

                              PAGE 2 of 13 PAGES

Tenant, Tenant shall pay to Landlord upon demand the amount of such increase. For the purpose of the calculations under Section B, the amount of the real estate taxes during the real estate tax year in which the lease term commences shall not include any taxes resulting from any such alterations, additions, additions or improvements made in or to the demised premises. Landlord shall obtain from the tax assessor or assessors a written statement of the total amount of such increase.

C. For purposes of determining Tenant's obligation under Section B for any real estate tax year, if real estate taxes are assessed against the demised premises jointly with other real property not constituting a part of the demised premises, the "real estate taxes levied against the demised premises" for such year shall be equal to the amount bearing the same proportion to the aggregate assessment that the total square feet of building area in the demised premises bears to the total square feet of building area included in the joint assessment.

     6.   MAINTENANCE BY LANDLORD:

     A. Landlord shall at its expense maintain the roof, foundation and the structural soundness of the exterior walls (excluding all windows, window glass, plate glass and all doors) of the building in good repair and condition, reasonable wear and tear excepted. Landlord shall not be required to make repairs occasioned by the act or negligence of Tenant, its employees, subtenants, licensees or concessionaires (unless such act or negligence results in damage covered by valid and collectible fire and extended coverage insurance policies and is collectible thereunder). Tenant shall give immediate written notice to Landlord of the need for repairs or corrections, and Landlord shall proceed promptly to make such repairs or corrections. In the event any repairs are required to be made by Landlord, Tenant shall, at Tenant's sole cost and expense, promptly remove Tenant's fixtures, inventory and other property and equipment maintained by Tenant to the extent required to enable Landlord to make such repairs. Landlord's liability hereunder shall be limited to the cost of such repairs or corrections.

     B. Landlord represents that at the commencement of the lease term, the plumbing, electrical system and exterior doors, and any fire protection sprinkler system, heating system, air conditioning equipment and elevators existing on the date of this lease to be provided by Landlord, are or will be in good operating condition.

     7.   MAINTENANCE BY TENANT:

     A. Tenant shall maintain in good repair and condition at its expense and risk all other parts of the building and other improvements and equipment on the demised premises not required to be maintained by Landlord including but not limited to repairs (including all necessary replacements) of the windows, window glass, plate glass, doors, heating system, air conditioning equipment, fire protection sprinkler system, elevators, interior and exterior plumbing, and the interior of the building in general, and including

                              PAGE 3 of 13 PAGES
care of landscaping and regular mowing of grass, and maintenance of any paving and railroad siding.

     B. Tenant shall, throughout the lease term, take good care of the building and other improvements and keep them free from waste or nuisance and, at the expiration or termination of this lease, deliver up the demised premises clean and free of trash and in good repair and condition, with all equipment situated in the demised premises on the beginning date of this lease, or replacement thereof, in working order (reasonable wear and tear and damage for fire, tornado or other casualty excepted).

     C. In the event Tenant shall fail to maintain the demised premises and any paving, landscaping or railroad siding in accordance with this paragraph 7, Landlord shall have the right (but not the obligation) to cause all repairs or other maintenance to be made and the reasonable costs therefor expended by Landlord shall be reimbursed by Tenant on demand.

     8. ALTERATIONS, ADDITIONS AND IMPROVEMENTS: Tenant shall not create any openings in the roof or exterior walls, or make any alterations, additions or improvements to the demised premises without prior written consent of Landlord. Consent for non-structural alterations, additions or improvements shall not be unreasonably withheld by Landlord. Tenant shall have the right to erect or install shelves, bins, machinery, air conditioning or heating equipment and trade futures, provided that Tenant complies with all applicable governmental laws, ordinances and regulations. At the expiration or termination of this lease, Tenant shall have the right to remove such items so installed, provided Tenant is not in default at the time of such removal and provided further that Tenant shall, at the time of removal of such items, repair in a good and workmanlike manner any damage caused by installation or removal thereof.

     Tenant shall pay for all costs incurred or arising out of alterations, additions or improvements in or to the demised premises and shall not permit a mechanic's or materialman's lien to be asserted against the demised premises. Upon request by Landlord, Tenant shall deliver to Landlord proof of payment reasonably satisfactory to Landlord of all costs incurred or arising out of any such alterations, additions or improvements.

     All alterations, additions or improvements in or to the demised premises shall become the property of Landlord at the expiration or termination of this lease; however, Landlord may direct the removal of alterations, additions or improvements by giving written notice to Tenant prior to the expiration or termination of this lease. At the direction of Landlord, Tenant shall promptly remove all alterations, additions and improvements and any other property placed in the demised premises by Tenant and Tenant shall repair in a good and workmanlike manner any damage caused by such removal.

                              PAGE 4 of 13 PAGES

     9. SIGNS. Tenant shall not place or affix any signs or other objects upon or to the roof or exterior walls of the demised premises or paint or otherwise deface the exterior walls of the demised premises without the prior written consent of Landlord. Any signs installed by Tenant shall conform with applicable laws and deed and other restrictions. Tenant shall remove all signs at the termination of this lease and shall repair any damage and close any holes caused or revealed by such removal.

     10. INCREASING PREMIUMS OR CAUSING SUSPENSION OR CANCELLATION OF LANDLORD'S INSURANCE POLICY:

     A. If Tenant's use and occupancy of the demised premises causes an increase in the premiums for any fire and extended coverage insurance policy carried by Landlord on the date Tenant shall have first gone in possession of the demised premises under this lease, Tenant shall pay, as additional rental, the amount of such increase to Landlord upon demand and presentation of written evidence of the increase by Landlord.

     B. Tenant shall not permit any operation or activity to be conducted or storage or use of any volatile or any other materials in the demised premises that would cause suspension or cancellation of any fire and extended coverage insurance policy carried by Landlord, or increase the premiums therefor, without prior written consent of Landlord.

     C. Any insurance which may be carried by Landlord or Tenant against loss or damage to the building and other improvements situated on the demised premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

     11. WAIVER OF SUBROGATION: Each party hereto waives any every claim which arises or may arise in its favor against the other party hereto during the term of this lease or any renewal or extension thereof for any and all loss of, or damage to, any of its property located within or upon, or constituting a part of, the demised premises, which loss or damage is covered by valid and collectible fire and extended coverage insurance policies, to the extent that such loss or damage is recoverable under such insurance policies. Such mutual waivers shall be in addition to, and not in limitation of derogation of , any other waiver or release contained in this lease with respect to any loss of, or damage to, property of the parties hereto. Inasmuch as such mutual waivers will preclude the assignment of any aforesaid claim by way of subrogation or otherwise to an insurance company (or any other person), each party hereby agrees immediately to give to each insurance company which has issued to its policies of fire and extended coverage insurance, written notice of the terms of such mutual waivers, and to cause such insurance policies to be properly endorsed, if necessary, to prevent the invalidation of such insurance coverages by reason of such waivers.

     12. LANDLORD'S RIGHT OF ENTRY: Landlord and its authorized agents shall have the right, during normal business hours, to enter the demised premises (a) to inspect the general condition and state of repair thereof, (b) to make repairs required or

                              PAGE 5 of 13 PAGES
permitted under this lease, (c) to show the premises to any prospective tenant or purchaser or (d) for any other reasonable purpose.

     During the final 150 days of the lease term, Landlord and its authorized agents shall have the right to erect and maintain on or about the demised premises customary signs advertising the property for lease or for sale.

     13. UTILITY SERVICES: Tenant shall pay the cost of all utility services, including but not limited to initial connection charges, all charges for gas, water and electricity used on the demised premises, and for all electric lights, lamps and tubes.

     14. ASSIGNMENT AND SUBLEASING: Tenant shall not, without the prior written consent of Landlord, assign this lease or sublet the demised premises or any portion thereof. Any assignment or subletting shall be expressly subject to all terms and provisions of this lease, including the provisions of paragraph 3 pertaining to the use of the demised premises. In the event of any assignment or subletting, Tenant shall remain fully liable for the full performance of all Tenant's obligations under this lease. Tenant shall not assign his rights hereunder or sublet the premises without first obtaining a written agreement from assignee or sublessee whereby assignee or sublessee agrees to be bound by the terms of this lease. No such assignment or subletting shall constitute a novation. In the event of the occurrence of an event of default while the demised premises are assigned or sublet, Landlord, in addition to any other remedies provided herein or by law, may at Landlord's option, collect directly from such assignee or subtenant all rents becoming due under such assignment or subletting and apply such rent against any sums due to Landlord hereunder. No direct collection by Landlord from any such assignee or subtenant shall release Tenant from the performance of its obligations hereunder.

     15.  FIRE AND CASUALTY DAMAGE:

     A. If the building or other improvements on the demised premises should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord.

     B. If the building situated on the demised premises should be substantially or totally destroyed by fire, tornado or other casualty, or so damaged that rebuilding or repairs cannot reasonably be completed within 120 days from the date of written notification by Tenant to Landlord of the happening of the damage, this lease shall terminate at the option of Landlord and rent shall be abated for the unexpired portion of this lease, effective from the date of actual receipt by Landlord of such written notification. If this lease is not terminated, the building and other improvements shall be rebuilt or repaired and rent abated to the extent provided under Section C.

     C. If the building or other improvements situated on the demised premises should be damaged by fire, tornado or other casualty but not to such an extent that rebuilding or repairs cannot reasonably be completed within 120 days from the date of

                              PAGE 6 of 13 PAGES
written notification by Tenant to Landlord of the happening of the damage, this lease shall not terminate, but Landlord shall, at its sole cost and risk, proceed forthwith and use reasonable diligence to rebuild or repair such building and other improvements on the demised premises (other than leasehold improvements made by Tenant or any assignee, subtenant or other occupant of the demised premises) to substantially the condition in which they existed prior to such damage; provided, however, if the casualty occurs during the final 18 months of the lease term, Landlord shall not be required to rebuild or repair such damage unless Tenant shall exercise its renewal option (if any is contained herein) within 15 days after the date of receipt by Landlord of the notification of the occurrence of the damage. If Tenant does not elect to exercise its renewal option or if there is no renewal option contained herein or previously unexercised at such time, this lease shall terminate at the option of Landlord and rent shall be abated for the unexpired portion of this lease, effective form the date of actual receipt by Landlord of the written notification of the damage. If the building and other improvements are to be rebuilt or repaired and are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be adjusted equitably.

     16.  INDEMNITY AND PUBLIC LIABILITY INSURANCE:

     A. Landlord shall not be liable to Tenant or to Tenant's employees, agents or visitors, or to any other person whomsoever, for any injury to persons or damage to property on or about the demised premises or any adjacent area owned by Landlord caused by the negligence or misconduct of Tenant, its employees, subtenants, licenses or concessionaires or any other person entering the demised premises under express or implied invitation of Tenant, or arising out of the use of the demised premises by Tenant and the conduct of its business therein, or arising out of any breach of default by Tenant in the performance of its obligations hereunder; and Tenant hereby agrees to indemnify Landlord and hold it harmless from any loss, expense or claims arising out of such damage or injury. Tenant shall not be liable for any injury or damage caused by the negligence or misconduct of Landlord, or its employees or agents, and landlord agrees to indemnify Tenant and hold it harmless from any loss, expense or damage arising out of such damage or injury.

     B. Landlord and Landlord's agents and employees shall not be liable to Tenant for any injury to persons or damage to property resulting from the demised premises or other premises or owned by Landlord becoming out of repair or by defect in or failure of equipment, pipes, or wiring, or broken glass, or by the backing up of drains, or by gas, water, steam, electricity or oil leaking, escaping or flowing into the demised premises, regardless of the source, or by dampness (except where due to Landlord's willful failure to make repairs required to be made hereunder, after the expiration of a reasonable time after written notice to Landlord of the need for such repairs) or by fire, explosion, failing plaster or ceiling. Landlord shall not be liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of other tenants of the Landlord or caused by operations in construction of any private, public or quasi-public work, or of any other persons whomsoever, excepting only duly authorized employees and agents of Landlord.

                              PAGE 7 of 13 PAGES

     17.  CONDEMNATION:

     A. If, during the term of this lease or any extension or renewal thereof, all or a substantial part of the demised premises should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain, or should be sold to the condemning authority under threat of condemnation, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective from the date of taking of the demised premises by the condemning authority.

     B. If less than a substantial part of the demised premises is taken for public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or is sold to the condemning authority under threat of condemnation, Landlord, at its option, may by written notice terminate this lease or shall forthwith at its sole expense restore and reconstruct the buildings and improvements (other than leasehold improvements made by Tenant or any assignee, subtenant or other occupant of the demised premises) situated on the demised premises in order to make the same reasonably tenantable and suitable for the uses for which the demised premises are leased as defined in paragraph 3. The rent payable hereunder during the unexpired portion of this lease shall be adjusted equitably.

     C. Landlord and Tenant shall each be entitled to receive and retain such separate awards and portions of lump sum awards as may be allocated to their respective interests in any condemnation proceedings. The termination of this lease shall not affect the rights of the respective parties to such awards.

     18. HOLDING OVER: Should Tenant, or any of its successors in interest fail to surrender the demised premises, or any part thereof, on the expiration of the term of this lease, such holding over shall constitute a tenancy from month to month, at a monthly rental equal to 110% of the rent paid for the last month of the term of this lease unless otherwise agreed in writing.

     19. DEFAULT BY TENANT: The following events shall be deemed to be events of default under this lease:

     A. Failure of Tenant to pay any installment of the rent or other sum payable to Landlord hereunder on the date that same is due.

     B. Failure of Tenant to comply with any term, condition or covenant of this lease, other than the payment of rent or other sum of money, and such failure shall not be cured within 30 days after written notice thereof to Tenant.

     C. Insolvency, the making of a transfer in fraud of creditors, or the making of any assignment for the benefit of creditors by Tenant or any guarantor of Tenant's obligation.

                              PAGE 8 of 13 PAGES

     D. Filing of a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof by Tenant or any guarantor of Tenant's obligations, or adjudication as a bankrupt or insolvent in proceedings filed against Tenant or such guarantor.

     E. Appointment of a receiver or trustee for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations hereunder.

     F. Abandonment by Tenant of any substantial portion of the demised premises or cessation of use of the demised premises for the purpose leased.

     20. REMEDIES OF LANDLORD: Upon the occurrence of any of the events of default listed in Section 19, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

     A. Terminate this lease, in which event Tenant shall immediately surrender the demised premises to Landlord. If Tenant fails to so surrender such premises, Landlord may, without prejudice to any other remedy which it may have for possession of the demised premises or arrearages in rent, enter upon and take possession of the demised premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor. Tenant shall pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the demised premises on satisfactory terms or otherwise.

     B. Enter upon and take possession of the demised premises, by force if necessary, without terminating this lease and without being liable for prosecution or for any claim for damages therefor, and expel or remove Tenant and any other person who may be occupying such premises or any part thereof. Landlord may relet the demised premises and receive the rent therefor. Tenant agrees to pay to Landlord monthly or on demand from time to time any deficiency that may arise by reason of any such reletting. In determining the amount of such deficiency, the brokerage commission, attorney's fees, remodeling expenses and other costs of reletting shall be subtracted from the amount of rent received under such reletting.

     C. Enter upon the demised premises, by force, if necessary, without terminating this lease and without being liable for prosecution or for any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this lease. Tenant agrees to pay Landlord on demand for expenses which Landlord may incur in thus _____________ compliance with Tenant's obligations under this lease, together with interest thereon at the _______________ of _________________% per annum from the date _________. Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by negligence of Landlord or otherwise. [Best copy available.]

                              PAGE 9 of 13 PAGES

     Pursuit of any of the foregoing, remedies shall not ______________ pursuant to any of the ____________________ or any other remedies ____________________ by law, nor shall _________________________
_______________________________________________________________________
_______________________________________________________________________
_______________________________.  [Best copy available.]


PROVISION NO. 25 DELETED

     21. LANDLORD'S LIEN: In addition to the statutory Landlord's lien, Tenant hereby grants to Landlord a security interest to secure payment of all rent and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture and other personal property of Tenant situated in or upon the demised premises, together with the proceeds from the sale or lease thereof. Such property shall not be removed without the consent of Landlord until all arrearages in rent and other sums of money then due to Landlord hereunder shall first have been paid and discharged. Upon the occurrence of any event of default, Landlord may, in addition to any other remedies provided herein or by law, enter upon the demised premises and take possession of any and all goods, wares, equipment, fixtures furniture and other personal property of Tenant situated on the premises without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any such sale. Unless otherwise required by law, notice to Tenant of such sale shall be deemed sufficient if given in the manner prescribed in this lease at least 10 days before the time of the sale. Any public sale made under this paragraph shall be deemed to have been conducted in a commercially reasonable manner if held in the demised premises or where the property is located, after the time, place and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in Dallas County, Texas, for five consecutive days before the date of the sale. Landlord or its assigns may purchase at a public sale and, unless prohibited by law, at a private sale. The proceeds from any disposition dealt with in this paragraph, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and legal expenses), shall be applied as a credit against the indebtedness secured by the security interest granted herein. Any surplus shall be paid to Tenant or as otherwise required by law; Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Texas. The statutory lien for rent is expressly reserved; the security interest herein granted is in addition and supplementary thereto.

     22. ATTORNEYS' FEES: If, on account of any breach or default by Landlord or Tenant of their respective obligations under this lease, it shall become necessary for the

                              PAGE 10 of 13 PAGES
other to employ an attorney to enforce or defend any of its rights or remedies hereunder, and should such party prevail, it shall be entitled to any reasonable attorneys' fees incurred in such connection.

     23. QUIET ENJOYMENT: Landlord warrants that it has full right and power to execute and perform this lease and to grant the estate demised herein and that Tenant, on payment of the rent and performing the covenants herein contained, shall peaceably and quietly have, hold and enjoy the demised premises during the full term of this lease and any extension or renewal hereof; provided, however, that Tenant accepts this lease subject and subordinate to any recorded mortgage, deed of trust or other lien presently existing upon the demised premises. Landlord is hereby irrevocably vested with full power and authority to subordinate Tenant's interest hereunder to any mortgage, deed or trust or other lien hereafter placed on the demised premises, and Tenant agrees upon demand to execute such further instruments subordinating this lease as Landlord may request, provided such further subordination shall be upon the express condition that this lease shall be recognized by the mortgagee and that the rights of Tenant shall remain in full force and effect during the term of this lease so long as Tenant shall continue to perform all of the covenants of this lease.

     24. WAIVER OF DEFAULT: No waiver by the parties hereto of any default or breach of any term, condition or covenant of this lease shall be deemed to be waiver of any subsequent default or breach of the same or any other term, condition or covenant contained herein.

     26. CERTIFICATE OF OCCUPANCY: Tenant may, prior to the commencement of the term of this lease, apply for a Certificate of Occupancy to be issued by the municipality in which the demised premises are located, but this lease shall not be contingent upon issuance thereof. Nothing herein contained shall obligate Landlord to install any additional electrical wiring, plumbing or plumbing fixtures which are not presently existing in the demised premises, or which have not been expressly agreed upon by Landlord in writing.

     27. FORCE MAJEURE: In the event performance by Landlord of any term, condition or covenant in this lease is delayed or prevented by any Act of God, strike, lockout, shortage of material or labor, restriction by any governmental authority, civil riot, flood, and any other cause not within the control of Landlord, the period for performance of such term, condition or covenant shall be extended for a period equal to the period Landlord is so delayed or hindered.

     28. EXHIBITS: All exhibits, attachments, annexed instruments and addenda referred to herein shall be considered a part hereof for all purposes with the same force and effect as if copied at full length herein.

                              PAGE 11 of 13 PAGES

     29. USE OF LANGUAGE: Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular shall be held to include the plural, unless the context otherwise requires.

     30. CAPTIONS: The captions or headings of paragraphs in this lease are inserted for convenience only, and hall not be considered in construing the provisions hereof if any questions of intent should arise.

     31. SUCCESSORS: The terms, conditions and covenants contained in this lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and their respective successors in interest and legal representatives except as otherwise herein expressly provided. All rights, powers, privileges, immunities and duties of Landlord under this lease, including, but not limited to, any notices required or permitted to be delivered by Landlord to Tenant hereunder, may, at Landlord's option, be exercised or performed by Landlord's agent or attorney.

     32. SUBLEASE: If this lease is in fact a sublease, Tenant accepts this lease subject to all of the terms and conditions of the lease under which Landlord holds the demised premises as lessee. Tenant covenants that it will do no act or thing which would constitute a violation by Landlord of its obligation sunder such lease.

     33. SEVERABILITY: If any provision in this lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this lease shall not be affected thereby.

     34. NOTICES: Any notice or document required or permitted to be delivered hereunder may be delivered in person or shall be deemed to be delivered, whether actually received or not, when deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the parties at the addresses indicated below, or at such other addresses as may have theretofore been specified by written notice delivered in accordance herewith.

     35.  Miscellaneous:

     A. At no time shall Tenant park any vehicles or objects in the area between the buildings 210 Range and 214 Range (other than for loading and unloading).

     36. Tenant shall maintain all trash receptacles at the front of the building on the Range Drive side of the property.

     37.  Tenant or Landlord shall give the other WRITTEN NOTICE thirty (30)
                                                  --------------------------
days prior to Tenant's or Landlord's intention to terminate the lease.
---------------------------------------------------------------------

                              PAGE 12 of 13 PAGES

     38. Tenant is aware that the subject property is placed on the market for sale. The Landlord is permitted access to the property for purpose of showing to prospective purchasers upon reasonable notice to Tenant.

     EXECUTED IN DUPLICATE ORIGINALS this ______ day of May, 1992.


/s/                                 /s/ Terry W. Cozby
----------------------------------  ---------------------------------------
TYSON FOODS, INC.                   COPE PROPERTIES
Tenant                              By:  Authorized Partner



By:
   -------------------------------

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Title


                              PAGE 13 of 13 PAGES